EXHIBIT 99.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of January 11, 2016, is by and among U.S. PHYSICAL THERAPY, INC., a Nevada corporation (the "Borrower"), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the "Administrative Agent").
W I T N E S S E T H:
A.            The Borrower, the Administrative Agent and the Lenders named therein entered into that certain Amended and Restated Credit Agreement dated as of December 5, 2013 (as may be amended, restated, supplemented and modified from time to time, the "Credit Agreement").
B.            The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises, as well as the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties covenant and agree as follows:
ARTICLE I

Definitions
Section I.1                                                    Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II

Amendments to Credit Agreement
Section II.1                                                    Amendment to Section 1.01 of the Credit Agreement.  Effective as of the date hereof, Section 1.01 of the Credit Agreement is amended to delete the definition of "ARC Acquisition" set forth therein.
Section II.2                          Amendment to Section 7.03(f)(iii) of the Credit Agreement.  Effective as of the date hereof, Section 7.03(f)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:
(iii)            the total cash and noncash consideration (including the fair market value of all Equity Interests, other than Equity Interests of the Borrower or of the Subsidiary of the Borrower which makes such purchase or acquisition, issued or transferred to the sellers thereof, the aggregate amounts paid or to be paid under noncompete, consulting, other affiliated agreements (to the extent such consideration does not exceed the fair market value of the goods or services provided under such agreements, as agreed to by the Administrative Agent), all earnouts and other contingent payment obligations, with the sellers thereof, and all assumptions of Consolidated Funded Indebtedness in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition shall not exceed (A) $20,000,000 for any single acquisition and (B) when aggregated with (x) such total cash and noncash consideration (but excluding Equity Interests of the Borrower) paid by or on behalf of the Borrower and its Subsidiaries for all other purchases and other acquisitions made by the Borrower and its Subsidiaries pursuant to this Section 7.03(f) and (y) the total cash and noncash consideration paid with respect to purchase of Equity Interests permitted in Section 7.03(g), shall not exceed $50,000,000 in the aggregate in any fiscal year;
Section II.3                          Amendment to Section 7.03(g)(iii) of the Credit Agreement.  Effective as of the date hereof, Section 7.03(g)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:
(iii)            the total cash and noncash consideration (including the fair market value of all Equity Interests, other than Equity Interests of the Borrower, issued or transferred to the sellers thereof, the aggregate amounts paid or to be paid under noncompete, consulting, other affiliated agreements (to the extent such consideration does not exceed the fair market value of the goods or services provided under such agreements, as agreed to by the Administrative Agent), all earnouts and other contingent payment obligations with the sellers thereof, and all assumptions of Consolidated Funded Indebtedness in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, (A) $20,000,000 for any single purchase of Equity Interests and (B) when aggregated (x) with such total cash and noncash consideration (but excluding Equity Interests of the Borrower) paid by or on behalf of the Borrower and its Subsidiaries for all other purchases and other acquisitions made by the Borrower and its Subsidiaries pursuant to this Section 7.03(g) and (y) the total cash and noncash consideration paid with respect to acquisitions permitted in Section 7.03(f), shall  not exceed $50,000,000 in the aggregate in any fiscal year;
Section II.4                          Amendment to Section 7.03(h) of the Credit Agreement.  Effective as of the date hereof, Section 7.03(h) of the Credit Agreement is amended and restated in its entirety to read as follows:
(h)            [Intentionally omitted.]
Section II.5                          Amendment to Section 7.06(e) of the Credit Agreement.  Effective as of the date hereof, Section 7.06(e) of the Credit Agreement is amended and restated in its entirety to read as follows:
(e)            the Borrower may pay cash dividends to its stockholders in an aggregate amount not to exceed $10,000,000 in any fiscal year so long as (i) immediately before and immediately after giving pro forma effect to any such payment, no Default shall have occurred and be continuing and (ii) immediately after giving effect to such payment, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such payment had been made as of the first day of the fiscal period covered thereby.
ARTICLE III

Representations and Warranties
Section III.1                                                    Representations and Warranties.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to this Amendment:
(a)
the representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct;

(b)	no Default exists;
(c)
(i) the Borrower has all requisite power and authority, and all requisite governmental licenses, authorizations, consents and approvals, to execute, deliver and perform this Amendment and the Credit Agreement, as amended hereby; (ii) this Amendment has been duly executed and delivered by the Borrower, and the execution, delivery and performance of this Amendment by the Borrower has been duly authorized by all necessary corporate or other organizational action; and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

(d)
neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) contravene the terms of any of the Borrower's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any Law; and

(e)
no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the Credit Agreement, as amended hereby.

ARTICLE IV

Conditions Precedent
Section IV.1                                                    Conditions to Effectiveness.  This Amendment shall be effective upon satisfaction or completion of the following:
(a)	the Administrative Agent shall have received executed counterparts of this Amendment from each party hereto;
(b)
the Administrative Agent shall have received all fees and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, attorneys' fees, in accordance with Section 10.4(a) of the Credit Agreement;

(c)	the representations and warranties set forth in Article III hereof are true and correct; and
(d)
the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

ARTICLE V

Miscellaneous
Section V.1                                                    Reference to the Credit Agreement; Ratification of the Credit Agreement.
(a)
Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)	The Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed.
Section V.2                          Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Amendment.
Section V.3                          Governing Law; Binding Effect.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Amendment shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and any prohibited assignment shall be null and void.
Section V.4                          Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section V.5                          Entire Agreement.  THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS AMONG THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS AMONG THE PARTIES.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:

U.S. PHYSICAL THERAPY, INC.

By: /s/ Lawrance W. McAfee
Name: Lawrance W. McAfee
Title: EVP & CFO

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Heath Lipson
Name: Heath Lipson
Title: SVP

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Heath Lipson
Name: Heath Lipson
Title: SVP